Trade and other payables	12 Months Ended
Dec. 31, 2020
Trade And Other Current Payables [Abstract]
Trade and other payables

21 Trade and other payables

	2020 £m	2019 £m

Trade payables	3,722	3,453

Duty, excise and other taxes	3,410	3,852

Accrued charges and deferred income	2,228	2,037

FII GLO deferred income (note 6(b))	963	963

Social security and other taxation	53	51

Sundry payables	381	405

	10,757	10,761

Current	9,693	9,727

Non-current	1,064	1,034

	10,757	10,761

As explained in note 13, the Group acts as a collection agent for banks and other financial institutions in certain debt factoring arrangements. The cash collected in respect of these arrangements that has not yet been remitted amounts to £128 million (2019: £115 million) and is included in sundry payables.

In addition, the Group has certain Supply Chain Financing (SCF) or ‘reverse factoring’ arrangements in place. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Group to a bank or other financial institution prior to their due date. Management has determined that the Group’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Group’s perspective, remain unaltered, with only the ultimate payee being changed. At 31 December 2020, the value of amounts payable under the SCF programmes was £48 million (2019: £71 million). The cash outflows in respect of these arrangements have been recognised within operating cash flows.

Accrued charges and deferred income include £nil of deferred income (2019: £4 million) and £55 million (2019: £61 million) in respect of interest payable mainly related to tax matters. FII GLO deferred income of £963 million relates to receipts in 2015, in respect of the Franked Investment Income Government Litigation Order (note 6(b)). Amounts payable to related parties including associated undertakings are shown in note 26.

There is no material difference between the above amounts for trade and other payables and their fair value due to the short-term duration of the majority of trade and other payables, as determined using discounted cash flow analysis.

Trade and other payables are predominantly denominated in the functional currencies of subsidiary undertakings with less than 5% in other currencies (2019: less than 6% in other currencies).